Exhibit 10.3
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     This Third Amendment to Amended and Restated Credit Agreement (this “Amendment”) is made and entered into effective as of the 29th day of December, 2008 (the “Third Amendment Effective Date”), by and among ION GEOPHYSICAL CORPORATION, a Delaware corporation (the “Domestic Borrower”), ION INTERNATIONAL S.À R.L., a Luxembourg private limited company (société à responsabilité limitée), having its registered office at 560A rue de Neudorf, L-2220 Luxembourg, with a share capital of EUR12,500, and registered with the Luxembourg Register of Commerce and Companies under the number B-135.679 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto, and HSBC BANK USA, N.A. (“HSBC”), as Administrative Agent.
RECITALS
     WHEREAS, the above-named parties, together with certain other parties, have entered into that certain Amended and Restated Credit Agreement dated as of July 3, 2008, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Domestic Security Agreement dated as of September 17, 2008, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 17, 2008, (and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent; and
     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions to the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein, provided that the Domestic Borrower and Domestic Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party and that the Foreign Borrower and Foreign Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, Borrowers, Guarantors, the Lenders party hereto and the Administrative Agent agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments. The Credit Agreement is hereby amended as follows:
    (a) Amendment to Article V. Article V is hereby amended by adding Section 5.18 to read as follows:
     “SECTION 5.18 Pledge of Dubai Assets. In addition to, but not in limitation of, Section 3.05 of the Foreign Security Agreement, to the extent that Foreign Borrower or any Foreign Guarantor acquires title to any material amount of equipment, inventory or other tangible property that is physically located in Dubai, Foreign Borrower or such Foreign Guarantor shall promptly notify the

Administrative Agent and, if requested by the Administrative Agent, at the sole expense of the Foreign Borrower or such Foreign Guarantor, promptly execute and deliver, and to assist to the extent requested, in filing and recording, all further agreements, assignments, instruments, documents and certificates and take all further action that may be reasonably necessary or reasonably desirable as determined by the Administrative Agent, or that the Administrative Agent may reasonably request, in order to grant and perfect a security interest in such items (including the delivery of possession of any Collateral physically located in Dubai that hereafter comes into existence or is acquired in the future by the Administrative Agent as pledgee for the benefit of the Secured Parties); provided that the foregoing covenant shall not apply to any equipment, inventory or other tangible property held by, or under the control of, Oilfield Supply Center.”
   (b) Amendment to Section 6.07. Section 6.07 is hereby amended by adding a new paragraph (i) to read as follows:
     “(i) the Domestic Borrower shall be permitted to (1) declare, issue and distribute to the holders of the Domestic Borrower’s Equity Interest rights to purchase shares of Domestic Borrower’s Series A Junior Participating Preferred Stock (or shares of Domestic Borrower’s, or its successor’s, Common Stock issued upon occurrence of a “Triggering Event” pursuant to the Rights Agreement) issued in accordance with the terms of that certain Rights Agreement dated as of December 30, 2008 (the “Rights Agreement”), (2) make Restricted Payments payable in cash (A) in connection with any redemption of such rights in accordance with the term of the Rights Agreement or (B) in lieu of issuance of fractional interests, in each case, to the extent required pursuant to the terms of the Series A Junior Participating Preferred Stock or such Rights Agreement, provided that such cash Restricted Payments shall not exceed $500,000 in the aggregate in the case of both (A) and(B) above, and (3) make any and all non cash Restricted Payments required pursuant to the terms of the Series A Junior Participating Preferred Stock or such Rights Agreement.”
     3. Conditions to Effectiveness. This Amendment shall be effective on the Third Amendment Effective Date upon satisfaction of each of the following conditions:
     (i) The Administrative Agent (or its counsel) shall have received from each of the Obligors, the Administrative Agent and the Lenders constituting the Required Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
     (ii) No Default or Event of Default exists.
     4. Representations and Warranties. Each Borrower and each Guarantor hereby confirms that the representations and warranties contained in the Credit Agreement and the other Loan Documents made by it are true and correct as of the date hereof, except to the extent such

2

representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date. Each Borrower and each Guarantor also hereby confirm that this Amendment has been duly authorized by all necessary corporate action and constitutes the binding obligation of each of the Borrowers and the Guarantors, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights and remedies generally and to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at Law or in equity).
     5. Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrowers or Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.
     6. Ratification. The Domestic Borrower and each Domestic Guarantor hereby confirm and ratify the Credit Agreement and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledges and agrees that the same shall continue in full force and effect, as amended hereby, and by any prior amendments thereto. The Foreign Borrower and each Foreign Guarantor hereby confirm and ratify the Credit Agreement and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledges and agrees that the same shall continue in full force and effect, as amended hereby, and by any prior amendments thereto. For the avoidance of doubt, each Domestic Guarantor hereby unconditionally guarantees the full, final and complete repayment of the Term Loan to the same extent it has guarantied the Revolving Loan as set forth in the Credit Agreement.
     7. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     8. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to an article or section number are to such articles or sections of this Amendment unless otherwise specified.
     9. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
     10. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules.

3

     11. Release by Borrowers and Guarantors. Each Borrower and each Guarantor does hereby release and forever discharge the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever known to any Obligor, whether based on law or equity, which any of said parties has held or may now own or hold, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Credit Agreement, Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrowers or Guarantors or their representatives and the Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives and, in either case, whether or not caused by the sole or partial negligence of any indemnified party. Such release, waiver, acquittal and discharge shall and does include any claims of any kind or nature which may, or could be, asserted by any of the Borrowers or Guarantors.
     12. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DOMESTIC BORROWER:

ION GEOPHYSICAL CORPORATION, a Delaware corporation

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Senior Vice President

FOREIGN BORROWER:

ION INTERNATIONAL S.À R.L., a Luxembourg private limited liability company

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Category A Manager

[Signature page to Third Amendment to Credit Agreement]

GUARANTORS OF DOMESTIC AND FOREIGN LOANS:

GX TECHNOLOGY CORPORATION, a Texas corporation

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Vice President

ION EXPLORATION PRODUCTS (U.S.A.), Inc., a Delaware corporation

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Vice President

I/O MARINE SYSTEMS, INC., a Louisiana corporation

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Vice President

[Signature page to Third Amendment to Credit Agreement]

GUARANTORS OF FOREIGN LOANS:

CONCEPT SYSTEMS LIMITED, a private limited company incorporated under the law of Scotland

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Director

I/O CAYMAN ISLANDS, LTD, an Exempted Company incorporated in the Cayman Islands

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Director

ION INTERNATIONAL HOLDINGS L.P., a Bermuda limited partnership

By:	ION Exploration Products (USA) Inc., a Delaware corporation, its General Partner

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Vice President

SENSOR NEDERLAND B.V., a private company incorporated under the laws of The Netherlands

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Director
[Signature page to Third Amendment to Credit Agreement]

3226509 NOVA SCOTIA COMPANY, a Nova Scotia unlimited company

By:	/s/ R. Brian Hanson
Name:	R. Brian Hanson
Title:	Vice President

ARAM SYSTEMS LTD., an Alberta corporation

By:	/s/ David L. Roland

Name:	David L. Roland
Title:	Director

CANADIAN SEISMIC RENTALS INC., an Alberta corporation

By:	/s/ Greg R. Burrows

Name:	Greg R. Burrows
Title:	Chief Financial Officer

[Signature page to Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:

HSBC BANK USA, N.A.

By:	/s/ Steven F. Larsen
Name:	Steven F. Larsen
Title:	First Vice President

LENDER:

HSBC BANK CANADA

By:	/s/ Kevin Bale
Name:	Kevin Bale
Title:	Assistant Vice President, Energy Financing

By:	/s/ Perry Englot
Name:	Perry Englot
Title:	Vice President, Energy Financing

LENDER:

ABN AMRO BANK N.A.

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Managing Director

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Director
[Signature page to Third Amendment to Credit Agreement]

LENDER:

CITIBANK, N.A.

By:	/s/ Faith E. Allen
Name:	Faith E. Allen
Title:	Senior Vice President / Area Manager

LENDER:

WHITNEY NATIONAL BANK

By:	/s/ Kevin Rafferty
Name:	Kevin Rafferty
Title:	Senior Vice President

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Holly L. Kay
Name:	Holly L. Kay
Title:	Assistant Vice President
[Signature page to Third Amendment to Credit Agreement]